Exhibit 8.1

Significant subsidiaries of the Registrant as of December 31, 2003

% of equity capital held			Company name	Domicile	Currency	Capital in m

Credit Suisse Group				Zurich, Switzerland
	100		Credit Suisse	Zurich, Switzerland	CHF	3,114.7
	100		Credit Suisse First Boston	Zurich, Switzerland	CHF	4,399.7
	100		"Winterthur" Swiss Insurance Company	Winterthur, Switzerland	CHF	260.0
	99		Neue Aargauer Bank	Aarau, Switzerland	CHF	136.9
	100		Bank Leu AG	Zurich, Switzerland	CHF	200.0
	100	1)	Bank Hofmann AG	Zurich, Switzerland	CHF	30.0
	88		Clariden Holding AG	Zurich, Switzerland	CHF	8.1
	100		BGP Banca di Gestione Patrimoniale S.A.	Lugano, Switzerland	CHF	50.0
	100		Credit Suisse Fides	Zurich, Switzerland	CHF	5.0
	100		Credit Suisse Trust AG	Zurich, Switzerland	CHF	5.0
	100		Credit Suisse Trust Holdings Ltd.	St. Peter Port, Guernsey	GBP	2.0
	100		Credit Suisse IT Assets AG	Zurich, Switzerland	CHF	2.4
	100		Fides Information Services	Zurich, Switzerland	CHF	1.0
	100		Credit Suisse Group Finance (Guernsey) Ltd.	St. Peter Port, Guernsey	CHF	0.0
	100		Credit Suisse Group Capital (Guernsey) II Ltd.	St. Peter Port, Guernsey	EUR	0.0
	100		Credit Suisse Group Capital (Guernsey) III Ltd.	St. Peter Port, Guernsey	GBP	0.0
	100		Credit Suisse Group Capital (Guernsey) IV Ltd.	St. Peter Port, Guernsey	CHF	0.0
	100		Credit Suisse Group Capital (Guernsey) V Ltd.	St. Peter Port, Guernsey	EUR	0.0
	100		Credit Suisse Group Capital (Guernsey) VI Ltd.	St. Peter Port, Guernsey	JPY	0.0
	100		Credit Suisse Group Capital (Guernsey) VII Ltd.	St. Peter Port, Guernsey	JPY	0.0
	100		Credit Suisse Group Finance (U.S.) Inc.	Wilmington, United States	USD	600.0
	100		Credit Suisse Group Finance (Luxembourg) S.A.	Luxembourg, Luxembourg	EUR	0.1
	100		CSFB LP Holding	Zug, Switzerland	CHF	0.1
	100		CSFB IGP	Zug, Switzerland	CHF	0.1
	100		Credit Suisse Group PE Holding AG	Zug, Switzerland	CHF	12.0
	100	2)	Credit Suisse First Boston International	London, United Kingdom	USD	682.3
	100	3)	Credit Suisse (Luxembourg) S.A.	Luxembourg, Luxembourg	CHF	43.0
	88		Hotel Savoy Baur en Ville	Zurich, Switzerland	CHF	7.5
	100		Wincasa	Winterthur, Switzerland	CHF	1.5
	100		Inreska Ltd.	St. Peter Port, Guernsey	GBP	3.0

1)	33.33% held by Credit Suisse.
2)	80.00% held directly and indirectly by Credit Suisse First Boston.
3)	58.19% held by Credit Suisse.

% of equity capital held			Company name	Domicile	Currency	Capital in m

Credit Suisse				Zurich, Switzerland
	95	1)	City Bank	Zurich, Switzerland	CHF	7.5
	100		Credit Suisse Fleetmanagement	Zurich, Switzerland	CHF	7.0
	96		Innoventure Capital AG	Zurich, Switzerland	CHF	10.0
	100		WECO Inkasso AG	Zurich, Switzerland	CHF	0.5
	100		Credit Suisse Private Advisors	Zurich, Switzerland	CHF	15.0
	100		ABZ Finanz- und Beteiligungsgesellschaft AG	Zug, Switzerland	CHF	4.0
	100		Credit Suisse (UK) Ltd.	London, United Kingdom	GBP	36.5
	100		Credit Suisse (Guernsey) Ltd.	St. Peter Port, Guernsey	GBP	4.0
	100		Credit Suisse (Gibraltar) Ltd.	Marina Bay, Gibraltar	GBP	5.0
	100		Credit Suisse (Bahamas) Ltd.	Nassau, Bahamas	USD	12.0
	99		Credit Suisse Hottinguer S.A.	Paris, France	EUR	52.9
	100		Credit Suisse (Deutschland) Aktiengesellschaft	Frankfurt, Germany	EUR	60.0
	99		Credit Suisse (Italy) S.p.A.	Milan, Italy	EUR	69.7
	100		Credit Suisse Gestion S.G.I.I.C., S.A.	Madrid, Spain	EUR	5.9
	100		Credit Suisse Asesoramiento y Servicios, S.A.	Madrid, Spain	EUR	0.1
	100		Credit Suisse Investment Consulting (Taiwan) Ltd.	Taipei, Taiwan	TWD	30.0
	100		Credit Suisse (Monaco) S.A.M.	Monte Carlo, Monaco	EUR	12.0
	100		Credit Suisse Securities Ltd.	London, United Kingdom	GBP	10.0
	100		Swiss American Corporation	New York, United States	USD	38.9
	100		JOHIM (Holdings) Ltd.	London, United Kingdom	GBP	0.0
	100		General de Valores y Cambios, S.V.B., S.A. (GVC)	Barcelona, Spain	EUR	5.4
	100		Titval Product, S.L.	Barcelona, Spain	EUR	12.4
	100		Frye-Louis Capital Management Holding Co., Inc.	Wilmington, United States	USD	12.1
	60	2)	Swiss Egyptian Portfolio Management	Cairo, Egypt	EGP	6.0
	100		Credit Suisse International Services Ltd.	St. Peter Port, Guernsey	USD	0.0
	100		Pearl Investment Management Ltd.	Nassau, Bahamas	CHF	0.1
	99		Credit Suisse Consultoría de Investimentos Ltda	Sao Paolo, Brazil	BRL	8.7
	100		Credit Suisse (France) Holding SA	Paris, France	EUR	8.6

1)	97 % voting rights.
2)	75 % voting rights.

% of equity capital held			Company name	Domicile	Currency	Capital in m

Credit Suisse First Boston				Zurich, Switzerland
	100		AJP Cayman Ltd.	George Town, Cayman Islands	USD	0.0
	100		Banco de Investimentos Credit Suisse First Boston SA	Sao Paulo, Brazil	BRL	164.8
	99		ZAO Bank Credit Suisse First Boston	Moscow, Russia	USD	37.8
	100		Credit Suisse First Boston Australia Equities Ltd.	Sydney, Australia	AUD	13.0
	100		Credit Suisse First Boston (Bahamas) Ltd.	Nassau, Bahamas	USD	16.9
	100		Credit Suisse First Boston (Cayman) Ltd.	George Town, Cayman Islands	USD	0.0
	100		Credit Suisse First Boston (Cyprus) Ltd.	Limassol, Cyprus	USD	95.0
	100		Credit Suisse First Boston (Europe) Ltd.	London, United Kingdom	USD	27.3
	100		Credit Suisse First Boston (Hong Kong) Ltd.	Hong Kong, China	HKD	381.1
	75		Credit Suisse First Boston (India) Securities Private Ltd.	Mumbai, India	INR	979.8
	100		Credit Suisse First Boston (Singapore) Ltd.	Singapore, Singapore	SGD	163.7
	100		Credit Suisse First Boston (USA), Inc.	New York, United States	USD	0.0
	100		Credit Suisse First Boston Australia Ltd.	Sydney, Australia	AUD	34.1
	100		Credit Suisse First Boston Australia Securities Ltd.	Sydney, Australia	AUD	38.4
	100		Credit Suisse First Boston Canada Inc.	Toronto, Canada	CAD	157.3
	100		Credit Suisse First Boston Capital LLC	New York, United States	USD	177.6
	100		Credit Suisse First Boston Capital (Guernsey) I Ltd.	St. Peter Port, Guernsey	USD	0.0
	100		Credit Suisse First Boston LLC	New York, United States	USD	4,616.5
	100		Credit Suisse First Boston Equities Ltd.	London, United Kingdom	GBP	15.0
	100		Credit Suisse First Boston Investments (Guernsey) Ltd.	St. Peter Port, Guernsey	USD	300.0
	100		Credit Suisse First Boston Management LLC	New York, United States	USD	897.0
	100		Credit Suisse First Boston Securities (Japan) Ltd.	Hong Kong, China	USD	645.0
	100		Credit Suisse Asset Management (Australia) Limited	Sydney, Australia	AUD	0.3
	100		Credit Suisse Asset Management (Deutschland) GmbH	Frankfurt, Germany	EUR	2.6
	100		Credit Suisse Asset Management (France) SA	Paris, France	EUR	60.2
	100		Credit Suisse Asset Management (UK) Holding Limited	London, United Kingdom	GBP	16.0
	100		Credit Suisse Asset Management Holding Corp.	New York, United States	USD	0.0
	100		Credit Suisse Asset Management, LLC	New York, United States	USD	538.2
	100		Credit Suisse Asset Management Ltd.	London, United Kingdom	GBP	0.0
	100		Credit Suisse Asset Management SIM S.p.A.	Milan, Italy	EUR	7.0
	100		Credit Suisse Trust and Banking Co., Ltd	Tokyo, Japan	JPY	9,000.0
	100		Credit Suisse Asset Management International Holding	Zurich, Switzerland	CHF	20.0
	100		Credit Suisse First Boston (International) Holding AG	Zug, Switzerland	CHF	37.5
	100		Credit Suisse First Boston (Latam Holdings) LLC	George Town, Cayman Islands	USD	23.8
	100		Credit Suisse First Boston Australia (Finance) Ltd.	Sydney, Australia	AUD	10.0
	100		Credit Suisse First Boston Australia (Holdings) Ltd.	Sydney, Australia	AUD	42.0
	100		Credit Suisse First Boston Finance (Guernsey) Ltd.	St. Peter Port, Guernsey	USD	0.2
	100		Credit Suisse First Boston Finance BV	Amsterdam, The Netherlands	EUR	0.0
	100		Credit Suisse First Boston International (Guernsey) Ltd.	St. Peter Port, Guernsey	USD	0.2
	100	1)	Credit Suisse First Boston, Inc.	New York, United States	USD	187.1
	100		Credit Suisse Asset Management Funds	Zurich, Switzerland	CHF	7.0
	100		Credit Suisse Bond Fund Management Company	Luxembourg, Luxembourg	CHF	0.3
	100		Credit Suisse Equity Fund Management Company	Luxembourg, Luxembourg	CHF	0.3
	100		Credit Suisse Money Market Fund Management Company	Luxembourg, Luxembourg	CHF	0.3
	100		Credit Suisse Portfolio Fund Management Company	Luxembourg, Luxembourg	CHF	0.3
	100		Column Financial, Inc.	New York, United States	USD	0.0
	100		Column Guaranteed LLC	New York, United States	USD	34.8
	100		Credit Suisse First Boston Mortgage Capital LLC	New York, United States	USD	357.0
	100		DLJ Mortgage Capital, Inc.	New York, United States	USD	0.0
	100		GTN Global Properties Holding Ltd.	Limassol, Cyprus	USD	0.0

1)	43% of voting rights held by Credit Suisse Group.

% of equity capital held		Company name	Domicile	Currency	Capital in m

"Winterthur" Swiss Insurance Company			Winterthur, Switzerland
	100	Wincare Zusatzversicherungen	Winterthur, Switzerland	CHF	8.0
	100	Winterthur Life	Winterthur, Switzerland	CHF	175.0
	67	Winterthur-ARAG Rechtsschutzversicherungs-Gesellschaft	Winterthur, Switzerland	CHF	9.0
	100	Credit Suisse Life & Pensions AG	Vaduz, Liechtenstein	CHF	15.0
	100	Winterthur Beteiligungsgesellschaft mbH	Wiesbaden, Germany	EUR	0.3
	100	WinCom Versicherungs-Holding AG	Wiesbaden, Germany	EUR	52.5
	71	DBV-Winterthur Holding AG	Wiesbaden, Germany	EUR	87.2
	100	Credit Suisse Leasing Deutschland GmbH	Wiesbaden, Germany	EUR	0.0
	100	DBV-Winterthur Krankenversicherung AG	Wiesbaden, Germany	EUR	29.6
	100	DBV-Winterthur Lebensversicherung AG	Wiesbaden, Germany	EUR	40.1
	100	DBV-Winterthur Versicherung AG	Wiesbaden, Germany	EUR	41.6
	100	Medvantis Holding AG	Wiesbaden, Germany	EUR	6.2
	100	Winterthur Insurance Health Accident Management	Wiesbaden, Germany	EUR	0.1
	100	Hispanowin S.A.	Barcelona, Spain	EUR	97.8
	100	Winterthur Inmuebles 2 S.A. Barcelona	Barcelona, Spain	EUR	55.9
	100	Winterthur Seguros Generales, S.A. de Seguros y Reaseguros	Barcelona, Spain	EUR	48.7
	100	Winterthur Inmuebles S.A.	Barcelona, Spain	EUR	56.8
	100	Winterthur Ibérica A.E.I.E.	Barcelona, Spain	EUR	26.6
	100	Winterthur Vida Sociedad Anónima de Seguros y Reaseguros sobre la Vida	Barcelona, Spain	EUR	53.0
	100	WINVALOR Agencia de Valores	Barcelona, Spain	EUR	0.9
	100	Winterthur Salud, SA de Seguros	Barcelona, Spain	EUR	6.9
	100	Winterthur Pensiones, S.A. Entidad Gestora de Fondos de Pensiones	Barcelona, Spain	EUR	9.0
	100	WebinsurancePartners S.L.	Barcelona, Spain	EUR	0.1
	96	Winterthur-Europe Assurances	Brussels, Begium	EUR	200.0
	100	Les Assureurs Réunis	Brussels, Begium	EUR	4.2
	100	Touring Assurances SA	Brussels, Begium	EUR	9.2
	100	I.S.C.C. International Service Call Centre, Bruxelles	Brussels, Begium	EUR	3.6
	60	Jean Verheyen S.A.	Brussels, Begium	EUR	0.1
	100	Credit Suisse Life & Pensions (Luxembourg) S.A.	Luxembourg, Luxembourg	EUR	12.8
	100	Winterthur-Europe Vie S.A.	Luxembourg, Luxembourg	EUR	8.7
	100	Winterthur (UK) Holdings Ltd.	London, United Kingdom	GBP	200.0
	100	Winterthur UK Financial Services Group Ltd.	Basingstoke, United Kingdom	GBP	0.0
	100	Winterthur Life UK Holdings Ltd.	Basingstoke, United Kingdom	GBP	108.0
	100	Winterthur Life UK Ltd.	Basingstoke, United Kingdom	GBP	80.4
	100	Capital.e Limited	St. Peter Port, Guernsey	CHF	4.4
	100	Vitur PCC Ltd	St. Peter Port, Guernsey	CHF	115.0
	99	Win Alternative Investment Fund	St. Peter Port, Guernsey	USD	31.6
	100	Credit Suisse Life & Pensions Management GmbH	Vienna, Austria	EUR	0.0
	100	Rhodia Assurances	Lyon, France	EUR	13.0
	65	Credit Suisse Life & Pensions Pojistovna A.S.	Prague, Czech Republic	CZK	374.0
	80	Credit Suisse Life & Pensions Penzijni Fond, A.S.	Prague, Czech Republic	CZK	142.2
	100	Credit Suisse Life & Pensions Poistovna, a.s.	Bratislava, Slovak Republic	SKK	135.0
	51	Credit Suisse Life & Pensions Slovensko	Bratislava, Slovak Republic	SKK	473.0
	65	Credit Suisse Life & Pensions Pénztárszolgátató Rt.	Budapest, Hungary	HUF	701.0
	65	Credit Suisse Life & Pensions Biztosító Rt.	Budapest, Hungary	HUF	3,604.0
	100	Towarzystwo Ubezpieczeniowe Winterthur S.A.	Warsaw, Poland	PLN	40.0
	65	Credit Suisse Life & Pensions Towarzystwo Ubezpieczen na Zycie SA	Warsaw, Poland	PLN	135.0
	70	Credit Suisse Life & Pensions Powszechne Towarzystwo Emerytalne S.A.	Warsaw, Poland	PLN	105.0
	100	Winterthur U.S. Holdings Inc.	Wilmington, United States	USD	0.0
	100	General Casualty Company of Wisconsin	Sun Prairie, United States	USD	3.0
	100	Southern Guaranty Insurance Company	Montgomery, United States	USD	2.0
	100	Unigard Incorporated	Bellevue, United States	USD	22.1
	100	Winterthur Canada Financial Corp.	Toronto, Canada	CAD	0.0
	100	The Citadel General	Toronto, Canada	CAD	36.4
	100	L'Unique	Québec City, Canada	CAD	7.0
	100	Winterthur Holdings Australia Ltd.	Sydney, Australia	AUD	23.2
	52	Winterthur Insurance (Asia) Ltd.	Hong Kong, China	HKD	176.6
	100	Winterthur Insurance Services Asia Ltd.	Hong Kong, China	HKD	38.8
	60	PT Credit Suisse Life & Pensions Indonesia	Jakarta, Indonesia	IDR	44,500.0
	100	Credit Suisse Life Insurance Co. Ltd.	Tokyo, Japan	JPY	18,860.0
	100	Credit Suisse Life & Pensions (Bermuda) Ltd.	Hamilton, Bermuda	USD	0.3
	100	Harrington International Insurance Ltd. (Bermuda)	Hamilton, Bermuda	USD	70.0
	100	Winterthur Atlantic Ltd.	Hamilton, Bermuda	GBP	0.1
	100	Winterthur Capital Ltd.	Hamilton, Bermuda	EUR	0.0
	100	Winterthur Integra Ltd.	Hamilton, Bermuda	USD	0.1
	100	Winterthur Swiss Insurance (Macau) Ltd.	Macau, Macau	HKD	20.0
	82	Winterthur Alternative Investment Strategies	George Town, Cayman Islands	USD	160.0
	100	SRS Holdings Ltd.	George Town, Cayman Islands	USD	54.7